UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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[   ]      Soliciting Material Pursuant to § 240.14a-12.

Nomura Alternative Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Nomura Alternative Income Fund

March 4, 2024

Dear Shareholder,

Nomura Alternative Income Fund (the “Fund”) will hold a Special Meeting of Shareholders on April 3, 2024 at the offices of its investment manager, Nomura Private Capital LLC (“Nomura” or the “Investment Manager”), Worldwide Plaza, 309 West 49th Street, New York, NY 10019-7316 (the “Special Meeting”). The Special Meeting will be held at 1:00 p.m. Eastern Time. Formal notice of the Special Meeting appears on the next page and is followed by the Proxy Statement for the Special Meeting.

At the Special Meeting, you are being asked to approve a new investment sub-advisory agreement among Nomura, Nomura Corporate Research and Asset Management Inc. (“NCRAM”) and the Fund (the “Investment Sub-Advisory Agreement”). The approval of the Investment Sub-Advisory Agreement is being proposed at the request of the Investment Manager to allow NCRAM to manage an allocated portion of the Fund, at the discretion of the Investment Manager.

The enclosed proxy statement explains the following proposal:

•	A proposal to approve a new investment sub-advisory agreement by and among the Fund, Nomura and NCRAM.

Thank you for your investment in the Fund. I encourage you to exercise your rights in governing the Fund by voting on the proposal. The Board of Trustees recommends that you vote FOR the proposal. Your vote is important.

The Board of Trustees has concluded that appointing NCRAM as the investment sub-adviser to lend its expertise in managing certain assets of the Fund would serve the best interests of the Fund and its shareholders. The Fund’s management structure will not change, as the Investment Manager will continue to be responsible for, among other things, managing a significant portion of the Fund’s assets, making allocation decisions and overseeing the sub-adviser. The Fund is growing and the ability to allocate Fund assets to the new sub-adviser, if the Investment Sub-Advisory Agreement is approved by shareholders, is expected to further assist in the Fund’s deployment of capital consistent with its current investment strategy as it seeks to achieve its investment objective. There will be no increase in the Fund’s aggregate fees as a result of the appointment of NCRAM as the sub-adviser of the Fund.

Whether or not you expect to attend the Special Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations. Please review the proxy statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return the proxy card included in this package.

Sincerely,

/s/ Robert Stark

Robert Stark

President and Trustee

Nomura Alternative Income Fund

IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?
A.	You are receiving this proxy statement in connection with the Nomura Alternative Income Fund’s (the “Fund”) solicitation of your vote to approve a proposal to approve a new investment sub-advisory agreement among the Fund, Nomura Private Capital LLC (“Nomura” or the “Investment Manager”) and Nomura Corporate Research and Asset Management Inc. (“NCRAM”) to engage NCRAM as a sub-adviser for a designated portion of the Fund’s assets, as allocated by the Investment Manager (the “Investment Sub-Advisory Agreement”).

At a meeting of the Board of Trustees of the Fund (the “Board”) held on January 18, 2024, based on the recommendation by the Investment Manager, the Board, including a majority of the trustees who are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) approved the Investment Sub-Advisory Agreement, subject to approval by the Fund’s shareholders.

The Board has determined to seek shareholder approval of the Investment Sub-Advisory Agreement at a special meeting of shareholders of the Fund (the “Special Meeting”). A copy of the proposed Investment Sub-Advisory Agreement is included in this Proxy Statement as Exhibit A.

Q.	Who is Nomura Corporate Research and Asset Management Inc.?
A.	Nomura Corporate Research and Asset Management Inc., a Delaware corporation, is an SEC-registered investment adviser. NCRAM was established in 1991 and serves as an investment adviser to U.S., South American, EMEA, and Asian institutional clients.

NCRAM is an analyst-driven investment boutique that specializes in below investment-grade credit. NCRAM provides both discretionary and non-discretionary investment management services to its clients. NCRAM is primarily engaged in managing assets consisting of U.S. high yield corporate bonds, but also manages emerging market debt, U.S. leveraged loan portfolios, global high yield, and European high yield.

Q.	When will the Investment Sub-Advisory Agreement take effect?
A.	If approved by shareholders at the Special Meeting, the Investment Sub-Advisory Agreement will become effective following the Special Meeting and will remain in effect for an initial two-year period. After the initial term, the Investment Sub-Advisory Agreement will continue in effect from year to year thereafter if approved at least annually by the Board, including a majority of the Independent Trustees.
Q.	Will the management fees paid by the Fund increase if the Investment Sub-Advisory Agreement is approved?
A.	No. Nomura will pay NCRAM’s sub-advisory fee. There will be no increase in the Fund’s aggregate fees, including the management fees payable to Nomura, as a result of the appointment of NCRAM as a sub-adviser of the Fund.
Q.	Will the Fund pay for the shareholder meeting and related costs?
A.	Yes. These costs will be borne by the Fund and therefore, by the shareholders of the Fund.
Q.	What will happen if shareholders of the Fund do not approve the Investment Sub-Advisory Agreement at the Special Meeting?
A.	If the shareholders do not approve the Investment Sub-Advisory Agreement at the Special Meeting, then NCRAM will not serve as the sub-adviser to the Fund and the Investment Manager will consider what further actions to take, including the appointment of another investment sub-adviser.
Q.	How does the Board recommend that I vote?

A.	The current members of the Board, including all of the Independent Trustees, recommend that you vote in favor of the proposal.
Q.	What shareholder vote is required for the Investment Sub-Advisory Agreement to be approved?
A.	The Investment Sub-Advisory Agreement will be approved if it receives the affirmative vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.
Q.	I have only a few shares — does my vote matter?
A.	Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Special Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.
Q.	What is the deadline for submitting my vote?
A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposal. Unless you attend the Special Meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by the Fund for the Special Meeting by 1:00 p.m. Eastern Time on April 3, 2024.
Q.	Who is eligible to vote?
A.	Any person who owned shares of the Fund on the “Record Date,” which was January 31, 2024 (even if that person has since sold those shares).
Q.	How can I vote?
A.	You may vote in any of four ways:
o	Through the Internet. Please follow the instructions on your proxy card.
o	By telephone, with a toll-free call to the phone number indicated on the proxy card.
o	By mailing in your proxy card.
o	In person at the Special Meeting at the offices of the Investment Manager on April 3, 2024.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	Who should I call if I have questions?
A.	If you have any questions regarding the proposal or the voting process, please call Nomura at (212) 667-9996.
Q.	How should I sign the proxy card?
A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

Nomura Alternative Income Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, NE 68154

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held April 3, 2024

Nomura Alternative Income Fund (the “Fund”) will host the Special Meeting of Shareholders on April 3, 2024 at the offices of Nomura Private Capital LLC (“Nomura” or the “Investment Manager”), Worldwide Plaza, 309 West 49th Street, New York, NY 10019-7316, at 1:00 p.m. Eastern Time (the “Special Meeting”).

The purpose of the Special Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Special Meeting and any adjournments thereof:

1.	A proposal to approve a new investment sub-advisory agreement among the Fund, Nomura and Nomura Corporate Research and Asset Management Inc.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE INVESTMENT SUB-ADVISORY AGREEMENT WITH NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.

THE ADDITION OF NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. WILL NOT RESULT IN AN INCREASE IN THE TOTAL MANAGEMENT FEES PAID BY THE FUND.

Shareholders of record of the Fund at the close of business on January 31, 2024 are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. We anticipate that the Notice of the Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about March 11, 2024.

By Order of the Board of Trustees,

/s/ Robert Stark
Robert Stark
President and Trustee

March 4, 2024

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

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Nomura Alternative Income Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, NE 68154

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To be held April 3, 2024

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees of Nomura Alternative Income Fund (the “Fund”) in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the “Special Meeting”) of the Fund. The following table identifies the proposal set forth in this proxy statement.

Proposal Number	Proposal Description
1	A proposal to approve a new investment sub-advisory agreement among the Fund, Nomura Private Capital LLC and Nomura Corporate Research and Asset Management Inc. (“NCRAM”)

You will find this proxy statement divided into four parts:

Part 1 Provides details on the proposal to approve the new investment sub-advisory agreement with NCRAM (see page 3).

Part 2 Provides information about ownership of shares of the Fund (see page 8).

Part 3 Provides information on proxy voting and the operation of the Special Meeting (see page 9).

Part 4 Provides information on other matters (see page 11).

Please read the proxy statement before voting on the proposals. If you have any questions regarding the proposals or the voting process, please call Nomura Private Capital LLC at (212) 667-9996.

We anticipate that the Notice of the Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about March 11, 2024.

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may view these reports at the Fund’s website at www.nomuraprivatecapitalfunds.com. You may also request a report free of charge by contacting Timothy Burdick at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or by calling toll-free at (833) 836-0206.

Important Notice Regarding the Availability of Materials
for the Shareholder Meeting to be Held on April 3, 2024

The proxy statement for the Special Meeting (and additional soliciting material, if any) is available at www.ProxyVote.com

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PART 1

DESCRIPTION OF PROPOSAL 1
APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT

Introduction

The current investment adviser to the Fund, Nomura Private Capital LLC (“Nomura” or the “Investment Manager”), has recommended to the Board of Trustees (the “Board”) of the Fund the engagement of a new investment sub-adviser to manage a portion of the Fund’s assets, as allocated by the Investment Manager. At a special meeting held on January 18, 2024, the Board considered and approved a new investment sub-advisory agreement among the Fund, Nomura and Nomura Corporate Research and Asset Management, Inc. (“NCRAM”) (the “Investment Sub-Advisory Agreement”), subject to the approval of shareholders. The sub-advisory fees paid to NCRAM will be paid by Nomura and not by the Fund, and accordingly the total management fees paid by the Fund will not change as a result.

Information About Nomura Corporate Research and Asset Management Inc.

The Board is recommending that shareholders approve NCRAM as a new sub-adviser for the Fund. NCRAM is an analyst-driven investment boutique management firm that specializes in below investment-grade credit. NCRAM provides both discretionary and non-discretionary investment management services to institutional investors in the U.S. and globally. NCRAM is primarily engaged in managing assets consisting of high yield corporate bonds but also invests in emerging market bonds, leveraged loans and derivatives instruments.

NCRAM is 98.68% owned by Nomura Holding America Inc. (“NHA”), located at Worldwide Plaza, 309 West 49th Street, New York, NY 10019-7316. Nomura Holdings, Inc., located at 1-13-1 Nihonbashi, Chuo-ku, Tokyo 103-8645, Japan, is the 100% owner of NHA and also owns the remaining 1.32% of NCRAM. NCRAM is located at Worldwide Plaza, 309 West 49th Street, New York, NY 10019-7316. NCRAM has been registered with the SEC as an investment adviser since June 7, 1991 and as of December 31, 2023, NCRAM had over $33 billion in assets under management.

NCRAM does not manage other registered funds with similar investment strategies and objectives as the Fund.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the Investment Sub-Advisory Agreement.

The Trustees considered and unanimously approved the Investment Sub-Advisory Agreement at a meeting of the Board held on January 18, 2024. The Trustees reviewed and discussed written materials that were provided in advance of the meeting, as well as information presented at the meeting. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Investment Sub-Advisory Agreement.

In recommending that shareholders vote to approve the Investment Sub-Advisory Agreement, the Trustees reviewed and analyzed various factors it determined were relevant, including the factors enumerated below.

Nature, Extent, and Quality of Services. The Trustees noted that NCRAM was founded in 1991, has over $33 billion in assets under management, and is a part of the broader, well-capitalized Nomura Group of companies. The Trustees noted the firm’s specialty of managing high yield credit as well as the extensive experience, qualifications and capabilities of the firm’s investment professionals, including the proposed portfolio management team for the Fund. The Trustees considered the

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advisory services to be provided by NCRAM to the Fund, including the way investment decisions are made and executed. Based on the information provided, including the Adviser’s recommendation of NCRAM, the Trustees anticipated that the nature, extent and quality of the services to be provided would be at a high-level.

Performance. The Trustees considered that NCRA’'s relevant high-yield strategy has demonstrated consistent long-term outperformance versus its index and comparable investment alternatives in addition to similar or more muted volatility when shown against such alternatives. As a result, the Trustees concluded that the firm’s historical performance record supported approval of the sub-advisory arrangement.

Fees and Expenses. The Trustees reviewed the proposed sub-advisory fee payable to NCRAM at an annual rate of 0.30% on the Fund’s average total market value allocated to NCRAM, noting that the fee is lower than NCRAM’s standard fee schedule but typical of NCRAM’s other sub-advisory accounts. The Trustees noted that the amount of Fund assets to be managed by NCRAM was significantly less than NCRAM’s typical accounts paying similar fee levels, which suggested that the proposed fees were attractive. The Trustees also discussed comparative information regarding fees charged by other high yield managers to institutional clients. The Trustees further noted that the sub-advisory fee is paid from the advisory fees collected by Nomura and, as such, the overall management fee would not change as a result of the addition of NCRAM. Based on the factors above, the Trustees concluded that the sub-advisory fee with respect to the Fund was fair and reasonable.

Profitability and Economies of Scale. The Trustees reviewed information regarding NCRAM’s anticipated profitability from its sub-advisory arrangement for the Fund, and considered economies of scale. The Trustees noted that, based on the Fund’s current asset size and anticipated profit level of NCRAM during the initial term of the Investment Sub-Advisory Agreement, including the related lack of economies of scale, the absence of fee breakpoints was acceptable.

Conclusion. Having requested and received such information from Nomura and NCRAM as the Board believed to be reasonably necessary to evaluate the terms of the Investment Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that appointing NCRAM as the investment sub-adviser to lend its expertise in managing certain assets of the Fund would serve the best interests of the Fund and its shareholders, and that the compensation payable to NCRAM was fair and reasonable. In considering the approval of the Investment Sub-Advisory Agreement, the Trustees’ conclusions were based on the comprehensive consideration of all information presented to them and were not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the Investment Sub-Advisory Agreement.

Terms of the Investment Sub-Advisory Agreement

A copy of the proposed Investment Sub-Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the Investment Sub-Advisory Agreement have been included in this summary. You should refer to Exhibit A for the Investment Sub-Advisory Agreement.

Sub-Advisory Services. Under the Investment Sub-Advisory Agreement, subject to the supervision of the Board and the general supervision of Nomura, NCRAM will (i) make investment decisions for the portion of the Fund’s assets as Nomura from time to time allocates to NCRAM (the “Allocated Portion”) in accordance with the Fund’s investment objective and policies, the provisions of the Investment Sub-Advisory Agreement and such other written guidelines as Nomura, the chief compliance officer of the Fund or the Board may provide to NCRAM from time to time; (ii) place purchase and sale orders on behalf of the Allocated Portion; and (iii) maintain books and records with respect to the securities transactions of the Allocated Portion as required by law. In furnishing its services under the Investment Sub-Advisory Agreement, NCRAM will furnish its services to the Fund in accordance with the following: (i) the relevant policies and procedures of the Fund and Nomura of which NCRAM has written notice; (ii) the investment guidelines of the Fund (as outlined in the Investment Sub-Advisory Agreement attached hereto as Exhibit A); (iii) the Fund’s currently effective registration statement, the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended, and all other relevant federal and state laws, rules or regulations.

Under the Investment Sub-Advisory Agreement, NCRAM may, to the extent permitted by applicable law, aggregate orders for securities to be purchased for the Allocated Portion with orders of other funds managed or advised by NCRAM.

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Proxies. The Investment Sub-Advisory Agreement provides that Nomura or a designated third-party will vote the Allocated Portion’s investment securities in accordance with the Fund’s proxy voting policies and procedures. NCRAM is not responsible for voting such securities, but upon the reasonable request of Nomura will assist Nomura in determining how securities shall be voted.

Compensation of NCRAM. The sub-advisory fee payable to NCRAM by Nomura will be equal to an annual rate of 0.30%, payable quarterly in arrears, based on the Fund’s average total market value of the Allocated Portion. The sub-advisory fee is paid by Nomura out of the management fee it receives from the Fund and is not an additional charge to the Fund.

Duration and Termination. The Investment Sub-Advisory Agreement provides that it will continue for period of two years from its effective date, unless sooner terminated. Thereafter, if not terminated, the Investment Sub-Advisory Agreement will continue in effect from year to year so long as such continuance is specifically approved at least annually by the Board, including by the vote of a majority of the Independent Trustees.

The Investment Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, (A) on 60 days’ written notice to NCRAM (i) by the Board, (ii) by a majority of the outstanding voting securities of the Fund, or (iii) by Nomura, or (B) on 60 days’ written notice to Nomura and the Fund by NCRAM. The Investment Sub-Advisory Agreement automatically terminates, without the payment of any penalty, (i) upon any termination of the investment management agreement between the Fund and Nomura or (ii) in the event of its assignment. The Investment Sub-Advisory Agreement also terminates upon written notice to the other party that the other party is in material breach of the agreement, unless the party in material breach cures the breach to the reasonable satisfaction of the other party within 30 days after written notice.

Expenses. The Investment Sub-Advisory Agreement provides that NCRAM will pay its own organizational, operational and business expenses, including all expenses incurred by it in connection with the performance of its duties under the Investment Sub-Advisory Agreement, but shall not be obligated to pay any expenses of Nomura or the Fund, including, without limitation: (a) brokerage fees or commissions in connection with the execution of securities transactions, (b) taxes and interest payable by the Fund; and (c) custodian fees and expenses, so long as the latter are usual and not excessive as reasonably determined by Nomura.

Indemnification. The Investment Sub-Advisory Agreement states that NCRAM will indemnify Nomura, the Fund and their affiliates and their respective employees, officers and directors from and against all claims, costs, loss, liability, judgments, fines, settlement, damages or expenses (including reasonable third party legal fees and expenses) arising out of the Investment Sub-Advisory Agreement to the extent such losses arise out of: (i) NCRAM’s gross negligence, bad faith, willful misfeasance, reckless disregard of its obligations or duties under the Investment Sub-Advisory Agreement, or fraud; or (ii) NCRAM’s breach of the Investment Sub-Advisory Agreement. The Investment Sub-Advisory Agreement also provides that Nomura will indemnify NCRAM, its affiliates, their respective employees, officers and directors from and against all losses arising out of the Investment Sub-Advisory Agreement, except to the extent such claims arise out of: (i) NCRAM’s gross negligence, bad faith, willful misfeasance, reckless disregard of its obligations or duties under the Investment Sub-Advisory Agreement, or fraud; or (ii) NCRAM’s breach of the Investment Sub-Agreement.

Liability of NCRAM. The Investment Sub-Advisory Agreement provides that neither NCRAM nor any officer, director, partner, agent, employee or controlling person of NCRAM (the “NCRAM Parties”) will be liable for any loss due solely to a mistake of investment judgment, but will be liable for any loss which is incurred by reason of an act or omission of NCRAM or the NCRAM Parties if the act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard or breach of its duties or obligations under the Investment Sub-Advisory Agreement, or fraud. The Investment Sub-Advisory Agreement further provides that NCRAM will not be liable for any failure, delay or interruption in the performance of its obligations under the Investment Sub-Advisory Agreement if such failure, delay or interruption results from the occurrence of any acts, events or circumstances beyond NCRAM’s reasonable foreseeability or control.

Additional Information Pertaining to NCRAM

The following table sets forth the name, position and principal occupation of each director and principal executive officer of NCRAM. Each individual’s address is c/o Nomura Corporate Research and Asset Management Inc., Worldwide Plaza, 309 West 49th Street, New York, NY 10019-7316.

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Name	Principal Occupation at NCRAM
David Crall	Chief Executive Officer and Director
Yuichi Nomoto	Director
Yoshihiro Namura	Director
Steven Aloupis	Director

During the fiscal period from February 13, 2023 (commencement of operations) to March 31, 2023, the Fund paid Nomura $122,593 in investment management fees. During the same period, the Fund did not pay any amount to NCRAM or any affiliated person of NCRAM (other than Nomura) for services provided to the Fund. Nomura will continue to serve as the Fund’s investment manager if the Investment Sub-Advisory Agreement is approved by shareholders.

There were no brokerage commissions paid by the Fund to affiliated brokers of NCRAM for the fiscal period from February 13, 2023 (commencement of operations) to March 31, 2023.

As of the Record Date, no officer or Independent Trustee owns securities of, or any has other material direct or indirect interest in, NCRAM or any person controlling, controlled by or under common control with NCRAM. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since February 13, 2023 (commencement of operations) to which NCRAM, or any parent or subsidiary of NCRAM, or any parent or subsidiary of such entities, was a party.

Portfolio Management

If the Investment Sub-Advisory Agreement is approved, subject to the supervision of Nomura, NCRAM will be responsible for the execution of specific investment strategies and the day-to-day investment operations of its Allocated Portion. David Crall, Amy Yu Chang, Stephen Kotsen and Derek Leung will serve as portfolio managers to the Fund. Below is background information on the portfolio managers.

The portfolio managers who are primarily responsible for the day-to-day management of the fund are identified below.

David Crall

Mr. Crall, Chief Executive Officer (CEO), Chief Investment Officer (CIO), and Managing Director. He joined NCRAM in 1992, became CIO in 2010, and CEO in 2019. He has a bachelor’s degree from Yale University. He is a CFA charterholder.

Amy Yu Chang

Ms. Yu Chang, Managing Director and Portfolio Manager, joined NCRAM in 1999 and has been a portfolio manager for NCRAM’s high yield bond investments since 2007. She has a bachelor’s degree in Biology from Yale University. She is a CFA charterholder.

Stephen Kotsen

Mr. Kotsen, Managing Director and Portfolio Manager, joined NCRAM in 1998 and has been a portfolio manager for NCRAM’s high yield bond investments since 2000. He has an MBA in Finance from Columbia Business School, and a bachelor’s degree in International Relations from Princeton University. He is a CFA charterholder.

Derek Leung

Mr. Leung, Executive Director and Portfolio Manager, joined NCRAM in 2003 and has been a portfolio manager for NCRAM’s high yield total return portfolios since 2019. He has a bachelor’s degree in Economics from Yale University. He is a CFA charterholder.

Required Vote

As provided under the 1940 Act, approval of the Investment Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting

6

if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE INVESTMENT SUB-ADVISORY AGREEMENT.

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PART 2

GENERAL INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only Shareholders of record at the close of business on January 31, 2024, will be entitled to notice of, and to vote at, the Special Meeting. On January 31, 2024, there were no Class D or A Shares outstanding. On January 31, 2024, the following Class I Shares were outstanding and entitled to vote:

Class	Shares Outstanding and Entitled to Vote
Class I Shares	10,781,218.80

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PART 3

INFORMATION ON PROXY VOTING AND THE SPECIAL MEETING

Who is Eligible to Vote

Shareholders of record of the Fund as of the close of business on January 31, 2024 (the “Record Date”) are entitled to vote on all of the Fund’s business at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Fund does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Fund’s Declaration of Trust, special meetings of the shareholders may be called by the Trustees. To the extent required by the 1940 Act, special meetings of the shareholders for the purpose of removing one or more Trustees will be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all classes entitled to vote.

Proxies, Quorum and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Fund. The Fund’s secretary is Ms. Katherine Peña, and she may be reached at the following address: Nomura Alternative Income Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on a properly executed proxy, the persons named as proxies will vote the shares represented thereby in favor of the proposal described herein and will use their best judgment to vote on such other business as may properly come before the Special Meeting or any adjournment thereof.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning each executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy cards. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Quorum. The presence in person or by proxy of the holders of one-third of the shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal. If a beneficial owner does not provide voting instructions to its broker, the broker is not permitted to give a proxy with respect to such beneficial owner’s shares because the proposal is considered non-routine, and accordingly such beneficial owner's shares will not count as present for quorum purposes and will have no effect on the proposal.

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If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, shareholders may vote to adjourn the Special Meeting in order to solicit additional proxies. Any adjournment may be held without the necessity of further notice. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided under the 1940 Act, approval of the proposal in this proxy statement concerning the approval of the Investment Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at the shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting proxies, including the costs related to the solicitation of shareholders and the printing, mailing and tabulation of proxies will be borne by the Fund and therefore by the shareholders. Such expenses are estimated to total approximately $34,900. The Fund will bear these costs whether or not the proposal is approved by shareholders. The Fund expects that the solicitation will be primarily by mail, but may also include electronic or other means of communication.

Ownership of the Fund

As of the Record Date, the current Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the Record Date is listed in Exhibit B to this proxy statement.

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board of Trustees of the Fund. Shareholders should send communications intended for the Board of Trustees by addressing the communication directly to the Board of Trustees (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154. Other Shareholder communications received by the Fund not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meeting has been called to transact any business that may properly come before it, the only matter that the Trustees intend to present is the matter stated in the attached Notice of the Special Meeting of Shareholders. However, if any additional matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters.

March 4, 2024

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PART 4

OTHER MATTERS

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with each proxy card. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling (833) 863-0206 or writing to the Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154. Copies of this proxy statement and the accompanying Notice of the Special Meeting (and any additional soliciting material, if any) are also available at www.ProxyVote.com.

Other Service Providers

Foreside Financial Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04191, is the distributor (also known as principal underwriter) of the shares of the Fund.

Ultimus Fund Solutions, LLC (“Ultimus”), located at, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as the Fund’s administrator and provides administrative services to assist with the Fund’s operational needs, including performing all actions related to the issuance and repurchase of shares of the Fund. Ultimus also serves as the Fund’s transfer agent and registrar.

U.S. Bank, N.A, located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as custodian for the Fund.

Fiscal Year

The fiscal year-end of the Fund is March 31.

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EXHIBIT A

FORM OF PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUBADVISORY AGREEMENT

THIS INVESTMENT SUBADVISORY AGREEMENT ("Agreement") is made as of the ____ day of November 2023 by and among Nomura Private Capital LLC ("Advisor"), a Delaware limited partnership, Nomura Corporate Research and Asset Management Inc. ("Subadvisor"), a Delaware corporation and Nomura Alternative Income Fund (the “Fund”), a Delaware statutory trust.

WITNESSETH:

WHEREAS, Advisor is the investment advisor to the Fund, which is a non-diversified, closed-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act");

WHEREAS, Advisor and Subadvisor both are investment advisors registered with the SEC under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

WHEREAS, Fund has engaged Advisor to serve as the investment manager with respect to a portfolio of cash and investments (the "Portfolio") of the Fund pursuant to an investment management agreement dated February 13, 2023, as amended (the “Management Agreement”);

WHEREAS, Advisor desires to engage Subadvisor as a subadvisor for a designated portion of assets of the Portfolio, as the Advisor may from time to time allocate to Subadvisor for management (the "Segment"), and Subadvisor desires to accept such engagement;

WHEREAS, the Board of Trustees of the Fund (the "Board of Trustees") has determined that it is advisable to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1.                   INVESTMENT DESCRIPTION - APPOINTMENT.

(a)                 Advisor hereby appoints Subadvisor to provide the investment advisory services described herein to the Segment in accordance with the (i) Fund’s Prospectus and Statement of Additional Information as in effect and as amended from time to time (collectively, the "Registration Statement") and (ii) the requirements set forth herein, subject to the oversight of the Board and general supervision, oversight and direction of Advisor (the " Subadvisory Services").

(b)                 Advisor will promptly provide Subadvisor with copies of all amendments and supplements to the Registration Statement after the filing thereof with the SEC.

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(c)                 In consideration for the compensation set forth below, Subadvisor accepts the appointment and agrees to furnish the Subadvisory Services.

2.	SUBADVISORY SERVICES.

(a)                Subject to the general oversight of the Board and the general supervision, oversight and direction of Advisor, Subadvisor will (i) make investment decisions for the Segment in accordance with the Fund's respective investment objective and policies as stated in the Registration Statement, the provisions of this Agreement, and with such other written guidelines as the Advisor, chief compliance officer (“CCO”) of the Fund, or Board may from time to time provide to Subadvisor; (ii) place purchase and sale orders on behalf of the Segment and if applicable, enter such orders on behalf of the Segment under trading agreements the Advisor or Fund has entered into (such as ISDAs, futures agreements, MSFTAs, and other agreements) as necessary to place such orders; and (iii) maintain such books and records with respect to the securities transactions of the Segment as are required by applicable law or regulation.

(b)                In providing the Subadvisory Services, Subadvisor will supervise the Segment and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Segment's assets. In addition, Subadvisor will furnish the Fund and/or Advisor whatever information, including statistical data, the Fund and/or Advisor may reasonably request with respect to the instruments that the Subadvisor may cause the Segment to hold or contemplate purchasing.

(c)                 Subadvisor will at all times comply with (i) the relevant policies and procedures of the Fund and Advisor of which it has received written notice, (ii) Investment Guidelines (as defined in Section 3 below) applicable to the Fund, and (iii) the Registration Statement, the Investment Company Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws, rules, and regulations (collectively with the Registration Statement, the Investment Company Act, the Advisers Act, and the Code, the "Relevant Laws"). Advisor will give Subadvisor prompt notice of any material change to any policy and/or procedures of the Fund. Subadvisor will not be responsible for complying with any such material changes of which it has not received notice.

(d)                  All cash, securities and other assets of the Segment shall be held at all times by such entity or entities engaged by the Fund to be the custodian, including prime brokers and futures commission merchants (collectively, the "Custodian") in compliance with Section 17(f) of the Investment Company Act. Subadvisor shall not be responsible for any custody arrangements involving any assets of the Segment or for the payment of any custodial charges or fees, nor shall Subadvisor have possession or custody of any such assets. All payments, distributions and other transactions in cash, securities or other assets with respect to the Segment shall be made directly to or from the Custodian. Advisor shall provide, or shall direct the Custodian to provide, to Subadvisor from time to time such reports concerning assets, receipts and disbursements with respect to the Segment as Subadvisor may request, including daily information on cash balances available for investment, Fund shareholder activity and market value of the securities held by the Segment. In providing the Subadvisory Services, Subadvisor also shall be responsible for trade confirmations, monitoring timely settlement of trades, and resolving custody overdrafts resulting from trading. In the event overdraft fees are incurred with respect to the Segment due to circumstances deemed outside the normal course of business, Subadvisor shall be responsible for reimbursing the Segment. Subadvisor shall (i) reconcile positions from Subadvisor’s internal records to the Custodian's records on a daily basis, and (ii) reconcile the market value from its internal records to the Custodian's records.

(e)                 Advisor acknowledges and agrees that Subadvisor is not the Segment's pricing agent, and is not responsible for pricing the securities held by the Segment. However, Subadvisor shall be responsible for reviewing the prices used to value the Segment's holdings for reasonableness and notifying Advisor of any need to challenge

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a price provided by a pricing vendor. Upon request, Subadvisor will provide reasonable assistance to the Advisor's valuation committee or to the Segment's pricing agents in valuing securities held by the Fund.

(f)                 At the reasonable request of Advisor, Subadvisor will participate in educational meetings with intermediaries or others about portfolio management and investment-related matters regarding the Segment.

(g)                Subadvisor makes no representations or warranties, express or implied, that any level of performance or investment results will be achieved by the Segment or that the Segment will perform comparably with any standard, including any other clients of Subadvisor or any index.

(h)                Subadvisor is responsible for ensuring that any transactions effected for the Segment between Subadvisor and any other subadvisor engaged to manage some of the assets of the Fund ("Other Subadvisors"), if any, are consistent with the requirements of the Investment Company Act and with the Fund’s policy regarding Section 17 transactions.

(i)                  Subadvisor will not advise or act for the Segment in any legal proceedings, including bankruptcies or class actions, involving securities held in the Segment or issues of those securities, without the Advisor's prior written consent.

(j)                  The Fund has claimed an exclusion from the definition of a Commodity Pool Operator pursuant to CFTC Rule 4.5 (the "CPO Exclusion") and Subadvisor shall not manage the Segment in a manner that would cause the Fund to not qualify for the CPO Exclusion unless otherwise approved by the Advisor in writing

3.                   COMPLIANCE RULES.

Advisor will develop written guidelines, restrictions, and compliance rules for the Segment (the "Investment Guidelines") such that the Fund will operate in compliance with the Relevant Laws when all such Investment Guidelines are implemented and followed by Subadvisor. Subadvisor is responsible for compliance on trade date with the Investment Guidelines as communicated by Advisor, and attached hereto as Exhibit B. If any violation by Subadvisor of such Investment Guidelines results in a violation of the Relevant Laws by the Segment, Subadvisor shall be responsible for the overall Segment violation and will be responsible for the correction of such error in accordance with the Advisor's and the Fund's error correction policies.

4.                 BROKERAGE.

(a)     In placing transaction orders for the Segment and selecting brokers or dealers for the execution of Segment transactions, Subadvisor will seek to obtain best execution and shall execute or direct the execution of all such transactions as permitted by law and in a manner that is consistent with its fiduciary obligations to the Segment and its other clients. In assessing best execution for any such transaction, Subadvisor will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of any commission for the specific transaction and on a continuing basis. Consistent with this obligation and Advisor's policies, when best execution may be obtained from two or more brokers or dealers, Subadvisor may, at its discretion and consistent with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, execute transactions with brokers and dealers who provide Subadvisor with research and other services, but in all instances best execution shall control. Subadvisor is authorized to place purchase and sale orders for the Segment with brokers and/or dealers subject to the supervision of Advisor and the oversight of the Board and in accordance with the limitations set forth in the Registration Statement and the Investment Guidelines attached hereto as Exhibit B.

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(b)    On occasions when Subadvisor deems the purchase or sale of a security with respect to the Segment to be in the best interest of the Segment as well as one or more of its other clients, Subadvisor may to the extent permitted by applicable law, but shall not be obligated to, aggregate orders to purchase or sell the securities or other investments with those of orders for its other clients. In such event, allocation of the securities or other investments so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by Subadvisor in a manner it considers to be fair, equitable and consistent with its fiduciary obligations to Fund and to such other clients, and in accordance with Advisor's and Fund's policies. Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Segment.

(c)    Subadvisor hereby agrees to advise Advisor and the Board, when requested, as to all payments of brokerage fees and commissions in connection with the Segment and as to its brokerage policies and practices generally.

5.                      GENERAL PROVISIONS RELATED TO SUBADVISORY SERVICES.

(a)    Subadvisor will keep Fund and Advisor informed of material developments affecting the Segment and will take the initiative to furnish Fund and Advisor on at least a quarterly basis with such information Advisor determines to be reasonably appropriate for this purpose.

(b)    Subadvisor will use best efforts to provide Fund and Advisor, with such factual information regarding Subadvisor and its personnel, investment records, portfolio holdings, portfolio composition and characteristics reporting, performance reporting including attribution level reporting, statistical data, and other information as Fund and Advisor reasonably request for the preparation of the Registration Statement, periodic and other reports and other documents required by federal and state laws and regulations, and particularly as may be required for the periodic review, renewal, amendment or termination of this Agreement, and such additional documents and information as Fund and Advisor may reasonably request for the management of the affairs of the Fund and/or Advisor. Subadvisor understands that the Fund and Advisor will rely on such information in the preparation of the Registration Statement, the Fund’s financial statements, and any other such reports.

(c)    Subadvisor shall furnish the Board such periodic, regular, and special reports with respect to the Segment and its services hereunder as the Board or Advisor may reasonably request or as may be required by applicable law or regulation. In addition, upon reasonable notice from the Board or Advisor, a representative of Subadvisor shall attend meetings of the Board to make presentations on the performance of the Segment, and such other matters relating to the Subadvisory Services and the Segment as the Board and Advisor believe is appropriate.

(d)    Subadvisor shall furnish to regulatory authorities any information or reports in connection with the Subadvisory Services as may be lawfully requested, provided, however, that Subadvisor shall not be responsible for the preparation and filing of any other reports or statements (including, without limitation, any tax returns or financial statements) required of the Fund by any governmental or regulatory agency, except as expressly agreed to by Subadvisor in writing.

(e)    Subadvisor shall, at Fund’s or Advisor's request, certify to Fund's independent auditors that sales or purchases aggregated with those of other clients of Subadvisor, as described in Section 4 above, were allocated in a manner it considers to be equitable.

(f)    Subadvisor shall maintain books and records with respect to the Subadvisory Services hereunder in accordance with applicable law. Further, in compliance with the requirements of the Investment Company Act, Subadvisor hereby agrees that all records that it maintains for the Segment are the property of the Fund and further agrees to surrender to the Fund promptly upon the Fund's written request any of such records but shall be entitled to retain copies thereof as long as they are maintained and deleted in accordance with Subadvisor's records management policy. In addition, Subadvisor agrees to cooperate promptly and fully with Fund and Advisor when any of them is being

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examined by any regulatory authorities, and specifically agrees to promptly comply with any request by such authorities to provide information or records. Subadvisor further agrees to preserve for the periods of time prescribed by the Investment Company Act and the Advisers Act the records it maintains.

(g)    Advisor or a designated third-party will vote the Segment's investment securities in accordance with the Fund’s proxy voting policies and procedures. Subadvisor shall not be responsible for voting such securities, but upon reasonable request by Advisor will assist Advisor in determining how securities shall be voted.

(h)    In connection with the purchase and sale of securities for the Segment, Subadvisor shall arrange for the transmission to the Custodian on a daily basis such confirmations, trade tickets and other documents as may be reasonably necessary to enable them to perform their administrative responsibilities with respect to the Segment. Subadvisor will be responsible for providing portfolio trades to the Segment's accounting agent for inclusion in the daily calculation of the Segment's net asset value ("NAV") in a manner and in accordance with such time requirements as Advisor and Subadvisor shall agree. In the event that, due to the omission or error of Subadvisor, trade data is not delivered by Subadvisor in accordance with such requirements or the trade information so delivered is erroneous, and such failure causes an error for the Segment, Subadvisor shall reimburse the Segment for any losses caused by Subadvisor pursuant to Advisor's and the Fund's error correction policies.

(i)    To the extent Subadvisor or its affiliates may act as investment manager, investment adviser, sponsor, director, or general partner for other customers or accounts ("Other Accounts"), the parties understand that any advice and actions with respect to any of such Other Accounts may differ from the advice given, or the timing or nature of action taken, with respect to the Segment, subject to applicable law. The parties further understand that Subadvisor or its affiliates may engage in transactions or cause or advise Other Accounts to engage in transactions that may differ from or be identical to the transactions engaged in by Subadvisor for the Segment.

6.                   COMPLIANCE PROGRAM OF SUBADVISOR. Subadvisor hereby represents and warrants that:

(a)                 in accordance with Rule 206(4)-7 under the Advisers Act, it has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by Subadvisor and its "Supervised Persons" (as such term is defined in the Advisers Act) of the Advisers Act and the rules promulgated thereunder; and

(b)                 in connection with the Subadvisory Services, it has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the "federal securities laws" (as such term is defined in Rule 38a-1 under the Investment Company Act) by the Fund and Subadvisor to the extent required by Rule 38a-1 (such policies and procedures referred to in this Paragraph 6(b), along with the policies and procedures referred to in Paragraph 6(a), are referred to herein as Subadvisor's "Compliance Program").

7.                   REPORTING AND COMPLIANCE MATTERS.

(a)                 Subadvisor shall promptly provide the Fund's CCO and Advisor's CCO the following documents:

(i)	unless explicitly prohibited in writing by the SEC, a summary of all SEC examination correspondence relating to Subadvisor's business, including correspondence regarding books and records examinations and "sweep" examinations, issued during the term of this Agreement, in which the SEC identified any concerns, issues or matters relating to any aspect of Subadvisor's business (such correspondences are commonly referred to as "deficiency letters"), and the opportunity for Advisor and/or Fund representatives to review at Subadvisor's offices such correspondence and Subadvisor's responses thereto upon reasonable notice;

(ii)	a report of any material violations of Subadvisor's Compliance Program or any "material compliance
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matters" (as such term is defined in Rule 38a-1 under the Investment Company Act) that have occurred with respect to Subadvisor's Compliance Program;

(iii)	a report describing any material changes to the policies and procedures that comprise Subadvisor's Compliance Program;

(iv)	a copy of Subadvisor's CCO report (or similar document(s) which serve the same purpose) regarding his or her annual review of Subadvisor's Compliance Program, as required by Rule 206(4)-7 under the Advisers Act;

(v)	an annual (or more frequently as the Fund’s CCO and Advisor's CCO may reasonably request) representation regarding Subadvisor's compliance with the policies referenced in Section 6 of this Agreement and the requirements of this Section 7, in such form as shall be agreed by Subadvisor and Advisor; and

(vi)	any other documentation reasonably requested by the Fund’s CCO or Advisor's CCO to evaluate the adequacy of Subadvisor's Compliance Program.

(b)                 Upon reasonable request, Subadvisor also shall provide the Fund’s CCO and Advisor's CCO or their designees with access, during normal business hours, to its personnel and records kept pursuant to this Agreement, as may reasonably be necessary for each CCO to conduct pre-arranged on-site compliance-related due diligence meetings with personnel of Subadvisor.

(c)                 Subadvisor agrees that it shall promptly notify Advisor and Fund upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code.

(d)                 Subadvisor shall (i) assist Advisor in the timely preparation of disclosures regarding factors that have affected the Segment's performance, including the relevant market conditions and the investment strategies and techniques used by Subadvisor, as reasonably requested by Advisor; and (ii) review, with respect to disclosures provided pursuant to subsection (i) above, draft reports to shareholders and other documents provided or available to Subadvisor and provide comments thereon promptly. In addition, Subadvisor and each officer and/or portfolio manager thereof designated by Advisor promptly will provide such certifications or sub-certifications as Advisor may reasonably request in order to support and facilitate certifications required to be provided by the Fund’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, under Sections 302 and 906 of the Sarbanes Oxley Act of 2002, Rule 30a-2(a) under the Investment Company Act, or as otherwise reasonably required by Advisor.

8.                   CONFIDENTIALITY. The parties to this Agreement agree that each shall treat as confidential in accordance with its policies and procedures to protect similar confidential information, and with applicable law, all information provided by a party to the other regarding such party's business and operations, including without limitation the investment activities, holdings, or identities of shareholders of the Fund, and that it uses commercially reasonable tools and policies to prevent the loss of or alteration to any such confidential information. All confidential information provided by a party hereto shall be used by the other party hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this paragraph. The foregoing also shall not apply to any information which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, or which is required to be disclosed by judicial or administrative process or otherwise by applicable law or regulation; provided, however, that the disclosing party shall to the extent reasonably practicable provide reasonable notice to the

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other party hereto prior to any such disclosure.

9.                   COMPENSATION.

(a)    In consideration of the Subadvisory Services rendered pursuant to this Agreement, Advisor, and not the Fund, will pay Subadvisor a management fee with respect to the Segment's assets. Such fees shall be calculated by Subadvisor in accordance with the schedule set forth in Exhibit A hereto. Unless otherwise specified in Exhibit A, such fee shall be determined on a quarterly basis and shall be based on the average total market value of all assets of the Segment (including cash, cash equivalents and interest accruals) for each month during the quarter which this Agreement is in force. If this Agreement is not in effect for an entire calendar quarter or it is terminated prior to the end of a calendar quarter, the fee for such partial quarter shall be prorated accordingly. In the event there are material cash flows to or from the Segment during a quarter, the quarterly fee for such quarter shall be appropriately adjusted in accordance with the provisions contained in Exhibit A. Following the end of each quarter during which this Agreement is in effect, Subadvisor will deliver to the Advisor an itemized invoice for the fee earned during the immediately preceding quarter. The invoice will include the market values, as reported by the Custodian, upon which the fee is calculated.

(b)    Subadvisor shall have no right to obtain compensation directly from the Fund for the Subadvisory Services and agrees to look solely to Advisor for payment of fees due.

10.                EXPENSES. Advisor and Fund shall assume and pay their respective organizational, operational and business expenses not specifically assumed or agreed to be paid by Subadvisor pursuant to this Agreement. Subadvisor shall pay its own organizational, operational and business expenses, including all expenses incurred by it in connection with the performance of its duties under this Agreement, but shall not be obligated to pay any expenses of Advisor or Fund, including, without limitation: (a) brokerage fees or commissions in connection with the execution of securities transactions, (b) taxes and interest payable by the Fund; and (c) custodian fees and expenses, so long as the latter are usual and not excessive as reasonably determined by Advisor.

11.	TERM AND TERMINATION OF AGREEMENT.

(a)               This Agreement shall become effective as of the date first set forth above (the "Effective Date") and shall continue in effect for a period of two years from the Effective Date, unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a “majority of the outstanding voting securities” (as such term is defined in Section 2(a)(42) of the Investment Company Act) of the Fund and (ii) the vote of a majority of the Fund’s trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.. This Agreement may be terminated without penalty (A) on 60 days' written notice to Subadvisor (i) by the Board, (ii) by a “majority of the outstanding voting securities” (as such term is defined in Section 2(a)(42) of the Investment Company Act) of the Fund, or (iii) by Advisor, or (B) on 60 days' written notice to Advisor and Fund by Subadvisor. This Agreement will terminate automatically (i) upon any termination of the Management Agreement or (ii) in the event of its assignment. The term "assignment" for this purpose has the meaning defined in Section 2(a)(4) of the Investment Company Act and the rules thereunder, subject to any applicable exemptive order(s) or other exceptions as may be granted by the SEC under the Investment Company Act. Subadvisor agrees to promptly notify Advisor of any circumstances of which it becomes aware that might result in this Agreement being deemed to be assigned. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. In the event of a termination, the Subadvisor shall cooperate in the orderly transfer of the Fund’s affairs.

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12.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)                 Advisor and Subadvisor each represents that it is registered as an investment advisor under the Advisers Act, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated. Advisor and Subadvisor each further represents that it is registered under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

(b)            Advisor represents and warrants that (i) it has duly entered into the Management Agreement with the Fund pursuant to which the Fund authorized Advisor to serve as investment adviser of the Fund and to delegate certain of its duties under the Management Agreement to other investment advisors, including without limitation, the appointment of subadvisors with respect to assets of the Fund; (ii) the appointment of Subadvisor has been duly authorized; (iii) it has full power and authority to execute and deliver this Agreement and to perform the services contemplated hereunder, and such execution, delivery and performance will not cause it to be in violation of its Agreement and Declaration of Trust, Bylaws, or any material laws; (iv) it has received a copy of Part 2A and Part 2B of Subadvisor's Form ADV prior to entering into this Agreement; (v) it has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to provide the advisory services under the Management Agreement and it will maintain such licenses, registrations, memberships and approvals for the term of this Agreement; (vi) the Fund is in compliance with the applicable regulations regarding measures to prevent money laundering and financing of terrorism, and each party shall provide any document or information to the other party that the other party may reasonably request for complying with such regulations; (vii) the Fund is a "qualified institutional buyer" as defined in Rule 144A under the U.S. Securities Act of 1933, as amended; and; (viii) this Agreement has been duly approved by the Board in accordance with the requirements of Section 15 of the Investment Company Act.

(c)                  Subadvisor represents and warrants that (i) its service as subadvisor hereunder has been duly authorized; (ii) it has full power and authority to execute and deliver this Agreement and to perform the Subadvisory Services, and such execution, delivery and performance will not cause it to be in violation of its organizational documents, its Bylaws or material laws; (iii) it has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to provide the Subadvisory Services and it will maintain such licenses, registrations, memberships and approvals for the term of this Agreement; (iv) it will at all times in the performance of its duties hereunder act in conformity and comply in all material respects with, the provisions of the Relevant Laws, as the same may be amended from time to time; and (v) it has all controls necessary to perform its obligations under and comply with the representations and warranties it made in this Agreement.

(d)               Subadvisor has adopted a written code of ethics complying with the requirements of Rule 17j-l under the Investment Company Act and has provided Advisor with a copy of the code of ethics. Within 30 days following the end of each calendar quarter that this Agreement is in effect, a duly authorized officer of Subadvisor shall certify to Advisor that Subadvisor, including its personnel, has complied with the requirements of Rule 17j-l during such quarter and that there has been no material violation of Subadvisor's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Subadvisor will report quarterly, in reasonable detail, any material violations of law or Subadvisor's code of ethics related to the Fund and the action taken in response to such violations.

(e)                Subadvisor shall promptly notify Advisor of (i) any changes in its personnel who serve as portfolio managers for the Segment or (ii) any financial condition that is likely to impair the Subadvisor’s ability to fulfill its commitments under this Agreement.

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(f)                 Subadvisor covenants and agrees that the information provided by Subadvisor to Advisor in writing regarding the Fund shall be true and complete in all material respects and shall not, to the knowledge of Subadvisor, contain an untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading.

(g)               If, at any time during the term of this Agreement, either of Advisor or Subadvisor discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, it will provide prompt written notification to the other party of such fact, omission, event or change of circumstance, and the facts related thereto.

(h)               To the best of Subadvisor's knowledge, there are no pending, threatened, or contemplated actions, suits, proceedings, or investigations before any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party that could materially impair its ability to discharge its obligations under this Agreement or to which it or its assets are subject, nor has it received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange or arbitration panel regarding any of its activities, which, individually or in the aggregate, might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change of Subadvisor's financial or business prospects, or which might reasonably be expected to materially impair Subadvisor's ability to discharge its obligations under this Agreement.

(i)                 To the best of Advisor's knowledge, there are no pending, threatened, or contemplated actions, suits, proceedings, or investigations before any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any or its affiliates is a party, or to which it or its assets are subject nor has it received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange or arbitration panel regarding any of its activities, which, individually or in the aggregate, might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change of Advisor's financial or business prospects, or which might reasonably be expected to materially impair Advisor's ability to discharge its obligations under this Agreement.

(j)                 Advisor shall promptly notify Subadvisor in writing if any annual renewal of this Agreement with respect to the Fund is not approved in the manner required by Section 15 of the Investment Company Act or is not approved on a timely basis.

13.	INDEMNIFICATION.

(a)                Subadvisor will indemnify Advisor, the Fund, their affiliates and their respective employees, officers and directors from and against all claims, costs, loss, liability, judgment, fine, settlement, damage or expense (including reasonable third party legal fees and expenses) (collectively, "Losses") arising out of this Agreement to the extent such Losses arise out of: (i) Subadvisor's gross negligence, bad faith, willful misfeasance, reckless disregard of its obligations or duties hereunder, or fraud; or (ii) Subadvisor's breach of this Agreement.

(b)             Advisor will indemnify Subadvisor, its affiliates, their respective employees, officers and directors from and against all Losses arising out of this Agreement, except to the extent such claims arise out of: (i) Subadvisor's gross negligence, bad faith, willful misfeasance, reckless disregard of its obligations or duties hereunder, or fraud; or (ii) Subadvisor's breach of this Agreement.

14.               AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed,

9

waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any material amendment shall be approved in accordance with the provisions of Section 15 of the Investment Company Act.

15.                ENTIRE AGREEMENT. This Agreement, including the Appendices hereto which shall be deemed a part hereof, constitutes the entire agreement between the parties hereto on the subject matter described herein.

16.	RELATIONSHIP OF PARTIES; GOVERNING LAW.

(a)             In the performance of its duties hereunder, Subadvisor is and shall be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund or Advisor in any way, or otherwise be deemed to be an agent of the Fund or Advisor.

(b)             Fund is expressly made a third party beneficiary of this Agreement with rights with respect to the Fund to the same extent as if it had been a party hereto.

(c)             This Agreement shall be governed by, and construed in accordance with the laws of the State of New York and the provisions of the Investment Company Act and the rules thereunder. To the extent the laws of the State of New York, or any of the provisions herein, conflict with any provision of the Investment Company Act or the rules thereunder, the latter shall control.

(d)             Advisor hereby acknowledges and agrees to Subadvisor delivering communications and documents (other than legal notices required hereunder) by electronic means rather than traditional mailing of paper copies. Advisor acknowledges possessing the technical ability and resources to receive electronic delivery of documents. Advisor further consents that Subadvisor may provide in any electronic medium (including via e-mail) any disclosure or document that is required by applicable securities laws to be provided by Subadvisor. The consent granted herein will last until revoked by Advisor.

17.                SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or similar authority, the remainder of this Agreement shall not be affected thereby.

18.                NOTICES. All notices, instructions, requests and other communications hereunder (including annual and other amendments to Subadvisor’s Form ADV) shall be in writing and shall be deemed to have been duly given if delivered by hand, signed, scanned and delivered by electronic mail to the email address set forth below (upon confirmed receipt), or by mail (registered or certified mail, postage prepaid, return receipt requested) to the appropriate address below and for the attention of the person set out below.

To Subadvisor:

To Advisor:

10

Nomura Corporate Research and Asset Management Inc. Worldwide Plaza New York, NY 10019 Attn: Legal Department

Email: ncramlegal@us.nomura.com

with a copy to Compliance department

Email: compliance@nomura-asset.com

Nomura Private Capital LLC
309 West 49th Street
Worldwide Plaza New York, NY 10019
Attn: Joseph Felicitato

Email: npcops@nomura.com

19.                DISCLOSURE. Neither party shall, without the prior written consent of the other party, make representations regarding or reference the other party or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials; provided, however, no party need review or consent to any reference to its name only or any language that it has previously approved or that is substantially similar to language it has previously approved for use in another document.

20.	LIABILITY OF SUBADVISOR.

(a)                Neither Subadvisor nor any officer, director, partner, agent, employee or controlling person of Subadvisor ("Subadvisor Parties") shall be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of itself or any Subadvisor Parties if such act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard or breach of its duties or obligations hereunder, or fraud, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that by law may not be limited or waived.

(b)               Subadvisor shall not be liable for any failure, delay or interruption in the performance of its obligations hereunder if such failure, delay or interruption results from the occurrence of any acts, events or circumstances beyond Subadvisor's reasonable foreseeability or control, and Subadvisor shall have no responsibility of any kind for any loss or damage thereby incurred or suffered by Advisor or the Fund. In such case, the terms of this Agreement shall continue in full force and effect and Subadvisor's obligations shall be performed or carried out as soon as legally and practicably possible after the cessation of such acts, events or circumstances.

11

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first written above.

Nomura Private Capital LLC

By: ___________________________

Name:

Title:

Nomura Corporate Research and Asset Management Inc.

By: ___________________________

Name:

Title:

Nomura Alternative Income Fund

By: ___________________________

Name: Robert Stark

Title: President

EXHIBIT A

FEE SCHEDULE

In consideration for its investment management services, Subadvisor shall be entitled to receive a fee payable quarterly in arrears based on the average total market value (including cash, cash equivalents and interest accruals) of the Segment (before deduction of fees) at the end of each month.

Fees will be calculated at the following annual rates and the appropriate portion thereof will be payable within 30 calendar days after the invoice is received:

0.30% per annum

Fees are calculated and paid in US dollars.

During billing periods with no material* cash flows occurring, the average total market value of the Segment shall be determined by taking the average of the month-end market values for each month during the billing period. For billing periods during which there are material cash flows, the average total market value will be determined based upon the actual number of days in the calendar year.

The fee for services performed for any period less than a full three months shall be based upon a pro-rata calculation.

*Cash Flows will be in aggregate and will be determined to be material if their dollar value is equal to or exceeds 10% of the previous month's ending market value.

EXHIBIT B

INVESTMENT GUIDELINES

1.

The Subadvisor will invest in high yield fixed income instruments. Fixed income instruments generally include, but are not limited to, bonds, debt securities (including hybrids and PIKs), convertible securities, structured notes, preferred securities, defaulted and other similar instruments issued by various U.S. and non-U.S. entities. High yield fixed income instruments are defined as those instruments which are rated below “BBB-” by S&P Global Ratings (“S&P”) or Fitch, Inc., or below “Baa3” by Moody’s Investor Service, or comparably rated by another nationally recognized statistical ratings organization (“NRSRO”) or, if unrated, determined by the Advisor to be of comparable credit quality at the time of purchase.

2.

Up to 15% of the total market value of the Segment may be invested in investment grade fixed income instruments. Investment grade fixed income instruments are defined as those instruments that are rated “BBB-” or higher by S&P Global Ratings or Fitch, Inc., or “Baa3” or higher by Moody’s Investor Service, or comparably rated by another nationally recognized statistical ratings organization (“NRSRO”) or, if unrated, determined by the Advisor to be of comparable credit quality at the time of purchase.

3.

Up to 15% of the total market value of the Segment may be invested in fixed income instruments rated in the CCC, CC, and C rating categories by S&P, or in an equivalent rating category by Moody’s or Fitch. A split rated instrument will count towards the 15% limit if the instrument: (i) is rated by each Rating Organization and the middle rating is in the CCC, CC or C rating category, (ii) is rated by two Rating Organizations and the lowest rating is in the CCC, CC or C rating category, (iii) is rated by only one Rating Organization and is in the CCC, CC or C rating category, or (iv) if unrated, deemed by the Advisor to be of comparable quality.

4.

The Subadvisor may not purchase defaulted securities. The Segment may hold instruments which go into default after being purchased. Up to 5% of the total market value of the Segment may be invested in defaulted instruments.

5.	Up to 20% of the total market value of the Segment may be invested in leveraged loans.

6.	Up to 5% of the total market value of the Segment may be invested in the obligations of any one issuer.

7.	As measured by the Level 3 Subgroup of the Benchmark, exposure to any single industry shall not exceed 10 percentage points more than the benchmark weight nor 25% of the portfolio market value.

8.

The Subadvisor may invest in restricted securities, including private placement and Rule 144A securities. Up to 5% of the total market value of the Segment may be invested in private placements, excluding Rule 144A securities.

9.	The Subadvisor may invest in cash equivalents, including U.S. Treasury bills and, ETFs, and short-term debt instruments, for defensive purposes.

10.

Notwithstanding the foregoing, the Subadvisor may receive instruments prohibited or not contemplated herein through conversion, exchange, reorganization, corporate action or bankruptcy of an otherwise permissible investment. In addition, the Subadvisor may acquire instruments prohibited or not contemplated herein, including equities, warrants and equity rights, if such instruments are issued in connection with a permitted instrument. Warrants and rights may be exercised.

11.

Up to 5% of the total market value of the Segment may be invested in equity securities received under the circumstances described in Item 10. Equity securities include preferred stock, common stock, rights and warrants.

12.	The Subadvisor will not leverage or borrow except for short term settlement purposes.

13.	The Subadvisor may not invest in derivatives.

14.	The effective duration of the portfolio is 0 – 5 years.

15.	The Subadvisor may not invest in non-USD denominated securities.

EXHIBIT B

5% OR GREATER OWNERSHIP OF CLASS I SHARES

The following table identifies those investors known to the Fund to own beneficially or of record 5% or more of the voting securities of the Fund’s Class I shares as of January 31, 2024. There were no Class D shares or Class A shares outstanding as of January 31, 2024. Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund, or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Class I Shares	Nomura Holding America Inc. 309 West 49th Street, 24th Floor New York, NY 10019	10,490,029.91 Shares	97.3%

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V33649-Z87178

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Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
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V33650-Z87178

NOMURA ALTERNATIVE INCOME FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
ON APRIL 3, 2024

The undersigned hereby appoints Robert Stark (President and Trustee) and Timothy Burdick (Assistant Secretary), and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and **in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof. In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Special Meeting, and at any and all adjournments and postponements thereof.**

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE